SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary  Proxy  Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          LightPath Technologies, Inc.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules (14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration No.

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     3)   Filing party:

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     4)   Date filed:

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
                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 13, 1997

To the Shareholders of LightPath Technologies, Inc.:

The annual meeting of the shareholders of LightPath Technologies, Inc., (the "Company") will be held at the Sheraton Uptown Albuquerque, 2600 Louisiana Blvd., NE, Albuquerque, New Mexico, 87110 on Monday, October 13, 1997 at 2:00 p.m. M.S.T. for the following purposes:

To be voted on by the holders of :

 Class A and
Class E Common    Class A
Shares Voting     Common
  as a Class      Shares

      X                    1) To elect one Director to Class III of the Board of
                              Directors to serve for a three year term in accordance with the Certificate of Incorporation;

      X                    2) To consider  and act upon a proposal to ratify the
                              selection of KPMG Peat Marwick, LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998;

      X                    3) To  consider  and act upon a proposal  to increase
                              the number of shares of Class A common stock which may be issued upon exercise of options or awards granted under the Company's Amended and Restated Omnibus Incentive Plan from 325,000 shares to 1,825,000 shares;

      X              X     4) To consider  and vote upon a proposal to amend the
                              Company's Certificate of Incorporation to provide, subject to the prior respective sequential conversions of the Class E-1 and Class E-2 Common Stock into shares of Class A Common Stock, for the extension by successive one-year periods, respectively, of the dates by which the Company's Class A Common Stock must attain certain market price levels or the Company must meet certain per share earnings levels, in order to cause the automatic conversions into Class A Common Stock of the Company's Class E-2 and Class E-3 Common Stock and forestall the redemption thereof at a nominal price; and

      X                    5) To transact  such other  business as may  properly
                              come before the meeting.

Shareholders of record at the close of Business on September 12, 1997, are entitled to vote at the meeting and at any adjournment of postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten (10) days prior to the meeting.

A copy of the Company's 1997 10-KSB, which includes certified financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the annual meeting.

                                             By order of the Board of Directors,




                                                              Leslie A. Danziger
                                                             Chairman, President

Albuquerque, New Mexico
September 12, 1997

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IMPORTANT:  It is  important  that your  shareholdings  be  represented  at this meeting. Please complete, date, sign and promptly mail the enclosed two (2) proxy cards in the accompanying envelope, which requires no postage if mailed within the United States.
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                                       2

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109

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         The  accompanying  proxy is  solicited  by the  Board of  Directors  of
LightPath Technologies, Inc., a Delaware corporation ("Company"), for use at its annual meeting of shareholders to be held on October 13, 1997, or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying two (2) forms of proxy are first being mailed to shareholders on or about September 16, 1997.

                       SOLICITATION AND VOTING OF PROXIES

         The cost of  soliciting  proxies,  including  the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, but at no additional compensation. The Company may reimburse brokers, bankers, and others holding shares in their names for the benefit of others for the cost of forwarding proxy material and obtaining proxies from their beneficial owners.

         Only shareholders of record at the close of business on September 12, 1997, may vote at the meeting or any adjournment or postponement thereof. As of that date, there were 2,799,986 shares of $.01 par value Class A Common Stock and 3,941,710 shares of $.01 par value Class E Common Stock of the Company, and 180 shares of non-voting Series A Convertible Preferred Stock of the Company. Holders of Class E-1, Class E-2 and Class E-3 vote together as a single class with the Class A Common Stock, and each shareholder of record is entitled to one vote for each share of Common Stock registered in his, her or its name. At the meeting, all holders of Class A and Classes E-1, E-2 and E-3 Common Stock will vote together as a class on the proposals including proposal No. 4 to amend the Company's Certificate of Incorporation. In addition, pursuant to the Delaware General Corporation Law, the holders of Class A Common Stock will also vote as a separate class with respect to proposal No. 4. In other words, the Class A stockholders will vote twice on proposal No. 4, once as members of the class containing both Class A and Class E stockholders and once as members of the class consisting only of holders of Class A Common Stock. Cumulative voting is not permitted.

         A majority of the votes cast by the holders of both Class A and Class E Common Stock, voting together, is required in order to approve each of the proposals submitted to the stockholders for their approval at the Annual Meeting. In addition to a majority of the votes cast by both Class A and Class E Common Stock, a majority of the shares of Class A Common Stock, voting separately as a class, must vote in favor of proposal No. 4 in order for it to be adopted. AS A RESULT, A MAJORITY OF THE CLASS A COMMON STOCK IN THE VOTING CLASS COMPOSED SOLELY OF CLASS A COMMON STOCK, WILL EFFECTIVELY HAVE THE ABILITY TO DETERMINE WHETHER OR NOT PROPOSAL No. 4 IS RATIFIED BY THE STOCKHOLDERS.

         Should they wish to vote at the meeting by proxy, holders of Class A Common Stock and Class E Common Stock, should complete and return the enclosed "Class A and Class E" proxy card. In addition, holders of Class A Common Stock, should complete and return the enclosed "Class A" proxy card to vote as a separate class.

         The Company's Bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes withheld from any proposal or director nominee are counted for purposes of determining the presence of a quorum, but have no legal effect under Delaware law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. For purposes of determining whether the requisite amount of shares have been cast in favor of a proposal, "Abstentions" will have the same effect as a vote against the proposal. However, broker non-votes will not be counted for purposes of voting on proposals. The Company shall in advance of the meeting, appoint one or more Inspectors of Election to count all proxies, votes and ballots at the meeting and make a written report thereof.

         All valid proxies received before the meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy).

Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth, as of August 15, 1997, the number and percentage of outstanding shares of the Company's Class A, and Class E Common Stock, by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Class A and Class E Common Stock of the Company, (ii) each director, (iii) each person named in the Executive Compensation Table and (iv) all executive officers and directors of the Company as a group.

=======================================================================================================
                             (1) Class A                  (2) Class E
                             Common Stock                Common Stock
-------------------------------------------------------------------------------------------------------
                                                                                      % of Vote of all
   Name and Address of        Number of      Percent      Number of       Percent        Classes of
     Beneficial Owner           Shares        Owned         Shares         Owned        Common Stock
-------------------------------------------------------------------------------------------------------
Leslie A. Danziger            112,946(3)        4%        751,878(4)         19%            13%
-------------------------------------------------------------------------------------------------------
Louis P. Wagman                    0 (5)         *            99,965          3%             1%
-------------------------------------------------------------------------------------------------------
Donald E. Lawson              60,775 (6)        2%            25,000          1%             1%
-------------------------------------------------------------------------------------------------------
Milton Klein                  32,945 (7)        1%        119,786(8)          3%             2%
-------------------------------------------------------------------------------------------------------
Louis Leeburg               22,090(9,13)        1%        36,360(13)          1%             1%
-------------------------------------------------------------------------------------------------------
Haydock H. Miller, Jr.        18,454(10)         *        73,819(11)          2%             1%
-------------------------------------------------------------------------------------------------------
The John E. Fetzer               118,447        4%           473,789         12%             9%
Institute, Inc. (12)
-------------------------------------------------------------------------------------------------------
All executive officers           250,210        9%         1,106,809         28%            20%
and directors as a group
(6 persons)
=======================================================================================================

--------------------
* Less than one percent.

1. Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and Mr. Lawson is care of LightPath Technologies, Inc., 6820 Academy Parkway East N.E., Albuquerque, New Mexico, 87109.
2.   Includes Class E-1, E-2 and E-3 Common Stock.
3. Includes 25,397 Class A shares represented by immediately exercisable options and 9,090 Class A shares represented by immediately exercisable options held by Joel Goldblatt, Ms. Danziger's spouse. Excludes 231,157 Class A common stock subject to voting trust of which Ms. Danziger is voting trustee. See "Voting Trust Agreement".
4. Includes 101,589 Class E shares represented by immediately exercisable options and 36,360 Class E shares represented by immediately exercisable options held by Joel Goldblatt, Ms. Danziger's spouse. . Excludes 974,651 Class E common stock subject to voting trust of which Ms. Danziger is voting trustee. See "Voting Trust Agreement".
5. 18,218 options were exercised in July 1997. The address for Mr. Wagman is 523 Sayre Dr.,Princeton, NJ, 08540
6. Includes 60,000 Class A shares of which 20,000 shares are immediately exercisable options and the balance which vest by June 2000.
7. Includes 14,720 Class A shares represented by immediately exercisable options.
8. Includes 46,880 Class E shares represented by immediately exercisable options.
9. Includes 13,000 Class A shares of which 3,000 shares are immediately exercisable options and the balance vest by September 1999. 10. Includes 13,182 Class A shares represented by immediately exercisable options.
11. Includes 40,727 Class E shares represented by immediately exercisable options.
12. The address of The John E. Fetzer Institute, Inc. is 9292 KL Avenue, Kalamazoo, Michigan 49009.

13. Includes 7,272 Class A shares and 29,088 Class E shares held directly and indirectly by Mr. Leeburg's brother. Shares held by the John E. Fetzer Institute are not, however, included in the beneficial ownership amounts for Mr. Leeburg.

Voting Trust Agreement

         Stockholders of the Company owning an aggregate of 1,205,808 shares of Common Stock, which represents 18% of the total voting power outstanding at June 30, 1997, entered into a Voting Trust Agreement dated January 10, 1996. Pursuant to that Agreement, Leslie A. Danziger, the President and Chairman of the Company, is designated as the trustee of the trust and empowered to vote all shares subject to the trust with respect to any matter subject to a vote by the Company's stockholders, including voting in favor of the election of herself as a director of the Company and in favor of ratification and approval of acts of herself as a director in the conduct of business affairs of the Company. Consequently, combined with her individual holdings, Ms. Danziger will effectively control 29% of the total voting power of the Company. Parties to the agreement may withdraw their shares upon ten days' prior written notice. The Voting Trust Agreement terminates upon the earlier of five years or the date on which Ms. Danziger ceases to be Chairman of the Board or resigns as trustee under the Agreement.

                       PROPOSAL No. 1 - BOARD OF DIRECTORS

                   CLASS III DIRECTOR - TERM EXPIRING IN 1997

         The term of the Class II director on the Company's Board of Directors expires as of the date of the annual meeting. At the meeting, one Class II director will be elected to serve a term of three years and until the election and qualification of his respective successor. Milton Klein, M.D. had served as the Class II director of the Company since its inception and is standing for reelection.

         The nominee receiving the greatest number of votes cast at the annual meeting of shareholders will be elected to Class III of the Board of Directors. The Board of Directors has nominated Dr. Klein for reelection to the board as the sole member of Class III thereof. The Board of Directors unanimously recommends voting "For" Milton Klein, M.D. as a Class II director to serve until the annual meeting of shareholders in 2000.

         Milton Klein, M.D. has been a Director of the Company since its inception. Dr. Klein is principally involved in medically related uses for LightPath GRADIUM materials. In March 1992, Dr. Klein organized the Company's group of scientific advisors to explore the use of the Company's technology in endoscopic equipment, microscopy and related medical optical systems. Dr. Klein specializes in cardiology and from 1979 to 1994 practiced with Cardiovascular Specialists of Houston. Since 1994, Dr. Klein has practiced with Houston Cardiovascular Associates. In addition, since 1982 Dr Klein has also been a Clinical Associate Professor of Medicine at The Baylor College of Medicine, Houston, Texas. He is a Fellow of the American College of Cardiology and the American College of Physicians. Dr. Klein received a B.S. degree from McGill University and an M.D. from the University of California in San Diego. Dr. Klein is the brother-in-law of Leslie A. Danziger.

         Unless otherwise instructed, the proxies will vote to elect the above listed nominee. Shareholders are not entitled to cumulate votes. If the nominee becomes unavailable for reelection for any reason, or if a vacancy on the Board should occur before the annual meeting, which events are not anticipated, the shares represented by the enclosed proxy may be voted for such other persons as the Board of Directors may recommend.

                              CONTINUING DIRECTORS

                   CLASS I DIRECTORS - TERMS EXPIRING IN 1998

         Leslie A. Danziger has been Chairman of the Board of Directors of the Company since its incorporation in June 1992, and has also held the position of President since August 1995. Ms. Danziger was a partner or executive officer of the Company's predecessors from 1985 until incorporation of the Company. Ms. Danziger is a founder of the Company and a co-inventor of the first two LightPath patents. She has developed and guided the execution of the Company's long-term business strategies and the development and commercialization of the Company's technologies. From 1974 to 1979 she served as an Executive Vice President of COS, Inc., and from 1979 to 1982 she served as Executive Vice President of Arctic Communications Corporation. Both of these communication consulting firms developed tools designed to assist clients in resolving conflicts relating to economic development, land use and natural resource issues. Ms. Danziger attended the University of Texas. Ms. Danziger is married to Joel C. Goldblatt, the Company's Vice President of Strategic Planning and Communications, and is the sister-in-law of Milton Klein, M.D., a Director of the Company.

         Haydock H. Miller, Jr. has served as a Director of the Company since January 1993. Since that time he has advised the Company on administrative, management and financial matters. Mr. Miller served as an executive with the Aluminum Company of America (ALCOA), an aluminum manufacturer, from 1949 until his retirement in 1983. Mr. Miller received a B.A. degree from Yale University. His last position with ALCOA was Manager of Organization Analysis, an internal consulting group for all ALCOA departments and divisions prior hereto he was Manager for salaried job evaluations for ALCOA and its subsidiaries and immediately before that, was Superintendent of several ALCOA plants, concentrating on quality control and production techniques, and consultant to its operations in the United Kingdom. Since 1983, Mr. Miller has been an independent management consultant.

                    CLASS II DIRECTOR - TERM EXPIRING IN 1999

         Louis Leeburg, has served as a Director of the Company since May 1996. Since 1993 Mr. Leeburg has been with the investment firm, Jay A. Fishman, Ltd. From December 1988 until August 1993 he was the Vice President, Finance of The Fetzer Institute, Inc. From 1980 to 1988 he was in financial positions with different organizations with an emphasis in investment management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a B.S. in accounting from Arizona State University. Mr. Leeburg is a member of Financial Foundation Officers Group and since January 1991, has served as the treasurer and trustee for the John E. Fetzer Memorial Trust Fund and as trustee for the John E. Fetzer ILM Trust Fund, affiliated with a significant stockholder of the Company.

Meetings and Committees of the Board of Directors

         The Board of Directors held 7 meetings, including telephonic meetings, during the fiscal year ended June 30, 1997. Each of the Directors attended all of the meetings of the Board of Directors and of the meetings held by committees of the Board on which he served. The Board of Directors has a Compensation Committee which met three times during the fiscal year ended June 30, 1997. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and also administers the Company's Omnibus Incentive Plan, pursuant to which incentive awards, including stock options, are granted to officers and key employees. The Board of Directors appointed an Audit Committee comprised of Louis Leeburg on July 8, 1996. The Audit Committee will review, with the Company's independent accountants, the annual financial statements of the Company, and also will review the effectiveness of the Company's financial and accounting functions and organization and make recommendations to the Board of Directors in that regard. The audit committee has not met during the fiscal year ended June 30, 1997.

Directors' Compensation

         During the year end June 30, 1997 non-employee Directors were compensated for their services at $1,000 per meeting attended. There is no compensation for telephonic meetings. Non-employee Directors serving on the Company's Board receive nonqualified stock options of Class A Common Stock as part of the Directors Stock Plan. The plan provides for an automatic annual grant of 3,000 shares and an initial option grant of 10,000 shares at the time a Director commences service on the Board.

         All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings. Directors who are employees of the Company do not receive compensation for service on the Board or Committees of the Board other than their compensation as employees.

          PROPOSAL No. 2 - SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the principal independent public accounting firm of KPMG Peat Marwick LLP to audit the Company's financial statements for the year ending June 30, 1998. Although it is not required to do so, the Board of Directors has submitted the selection of KPMG Peat Marwick LLP to the shareholders for ratification. Unless a contrary choice is specified, proxies will be voted for ratification of the selection of KPMG Peat Marwick LLP. The Board of Directors unanimously recommends the ratification of its selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998.

               PROPOSAL No. 3 - AMEND 1992 OMNIBUS INCENTIVE PLAN

         A total of 325,000 shares of Class A common stock are available for issuance under the 1992 Omnibus Incentive Plan ("Incentive Plan"). Substantially all of such shares are accounted for by outstanding options. As of August 15, 1997, the Class A commons stock underlying outstanding options had a fair market value of approximately $1,562,000. On August 19, 1997, the Company's Board of Directors resolved, subject to approval by the shareholders, to increase the number of shares of Class A common stock available under the Incentive Plan to 1,825,000 shares.

         The Board believes that in order to attract and retain officers and employees of the highest caliber, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide officers and employees of the Company, through the granting of stock options, the opportunity to participate in the appreciation in value of the Company's common stock. The Incentive Plan has been effective in retaining and motivating key employees and attracting and retaining experienced and seasoned individuals to work on behalf of the Company. As of June 30, 1997, options to purchase an aggregate of 229,475 shares had been granted under the Incentive Plan. To date, no awards of stock appreciation rights, restricted stock or performance bonuses have been granted under the Incentive Plan. The Board of Directors recommends voting "For" the proposal to amend the Incentive Plan.

         Pursuant to the terms of the Incentive Plan, employees and officers of the Company and any subsidiary corporations are eligible to receive incentive stock options ("incentive options") within the meaning of Section 422 of the Internal Revenue Code ("Code"), as well as options that do not qualify as incentive options ("nonqualified options"), stock appreciation rights, restricted stock awards and/or performance bonuses of cash or stock. No additional consideration shall be received by the Company upon the grant of any options or awards, however, the Company will receive additional consideration upon exercise of any options or awards. To date, the only forms of awards under the Incentive Plan have been incentive and nonqualified stock options. The Incentive Plan, is administered by a committee of the Board consisting of "disinterested" directors as defined in Rule 16b-3 Securities Exchange Act of 1934. As of August 15, 1997, approximately 30 persons were eligible to participate in the Incentive Plan; however, awards may be granted only to such employees and officers of the Company as the committee shall select from time to time in its sole discretion.

         Incentive options are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Class A common stock on the date of the grant, except that the term of an incentive option granted under the Incentive Plan to a stockholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the common stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. The Company will not issue options with exercise prices below the fair market value of the Class A common stock on the date of grant of the option. For the 18 month period ending August 22, 1997, the Company did not issue options with exercise prices below $5.00, the initial public offering price of its securities.

         Awards granted under the Incentive Plan may be exercised only while the recipient is employed or retained by the Company or within three months of the date of termination of employment. However, awards which become exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within one year of the date of termination of employment. Upon the exercise of an award, payment may be made by cash or by any other means the Board of Directors or the committee determines.

         Under the Incentive Plan, an award recipient has none of the rights of a stockholder with respect to the shares issuable upon the exercise or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Incentive Plan. During the lifetime of the recipient, an award shall be exercisable only by the recipient. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of nonqualified options if granted under the terms set forth in the Incentive Plan. Upon exercise of a nonqualified option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to short-swing profits liability restrictions of Section 16(b) of the Exchange Act (i.e., is an executive officer, director or 10% stockholder of the Company), then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed and the holding period commences on such date.

         Incentive option holders incur no Federal ordinary income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to Federal taxable ordinary income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of incentive options.

         If the holder of shares acquired through exercise of an incentive option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable income will be deductible by the Company in the year of the Disqualifying Disposition.

         The following table summarizes all options granted to i) each of the Named Officers, and ii) all non-executive officer employees as a group (the "Non-Executive Officer Employee Group"), as of August 15, 1997:

=======================================================================================================
                                                                             Number of  Shares
Name                                     Position                            Underlying Options  (1)(2)
----                                     --------                            --------------------------
Leslie A.  Danziger                      Chairman,  President                           34,397
Louis P.  Wagman                         Former Executive Vice President                   0
Donald E. Lawson                         Executive Vice President                       60,000
Non-Executive  Officer  Employee
Group  (17  persons)                                                                    92,077
=======================================================================================================

(1)  Includes Class A common stock.
(2) Stock options are issued at fair market value at date of grant. The dollar value of each of the above stock options shall be equal to the difference between the exercise price and the fair market value of the common stock underlying such option on the date of exercise.

   PROPOSAL No. 4 - AMENDMENT OF CERTIFICATE OF INCORPORATION WITH RESPECT TO
           THE CONVERSION AND REDEMPTION OF THE CLASS E COMMON STOCK

         The Company will seek stockholder approval of an amendment (the "Amendment") to the Certificate of Designation forming a part of its Certificate of Incorporation in order to provide, subject to prior respective sequential conversions of Class E-1 and E-2 Common Stock into shares of Class A Common Stock, for the extension by successive one-year periods, respectively, of the dates by which the Company's Class A Common Stock must attain certain market price levels or the Company must meet certain share earnings levels, in order to cause the automatic conversions into Class A Common Stock of the Company's Class E-2 and Class E-3 Common Stock, and thereby forestall the redemption thereof at a nominal price.

Descriptions of Class A and Class E Common Stock

Class A Common Stock. Holders of Class A Common Stock have the right to cast one vote for each share held of record on all matters submitted to a vote of holders of Class A Common Stock, including the election of directors. The holders of Class A, Class E-1, Class E-2 and Class E-3 Common Stock vote together as a single class on all matters on which stockholders may vote, except when class voting is required by applicable law.

         Holders of Class A Common Stock are entitled to receive dividends, together with the holders of Class E-1, Class E-2 and Class E-3 Common Stock, pro rata based on the number of shares held, when, as and if declared by the Board of Directors, from funds legally available therefor, subject to the rights of holders of any outstanding Preferred Stock. In the case of dividend or other distributions payable in stock of the Company, including distributions pursuant to stock splits or divisions of stock of the Company, only shares of Class A Common Stock will be distributed with respect to Class A Common Stock. In the event of the liquidation, dissolution or winding up of the affairs of the Company, all assets and funds of the Company remaining after the payment of all debts and other liabilities, subject to the rights of the holders of any outstanding Preferred Stock, shall be distributed to the holders of Class A Common Stock, together with the holders of Class E Common Stock to the extent such holders are then entitled to participate in such distribution. Holders of Class A Common Stock are not entitled to preemptive, subscription, cumulative voting or conversion rights, and there are no redemption or sinking fund provisions applicable to the Class A Common Stock. All outstanding shares of Class A Common Stock are fully paid and non-assessable.

Class E-1,  E-2 and E-3  Common  Stock.  Each share of Class E-1,  Class E-2 and
Class E-3 Common Stock is entitled to one vote on all matters on which stockholders may vote, including the election of directors. The Class A, Class E-1, Class E-2 and Class E-3 Common Stock vote together as a single class on all matters on which stockholders may vote, except when class voting is required by applicable law. Holders of Class E Common Stock are not entitled to preemptive, subscription, cumulative voting or conversion rights and there are no redemption or sinking fund provisions applicable to the Class E Common Stock. All shares of Class E Common Stock issued are and will be fully paid and non-assessable.

         Holders of Classes E-1, E-2 and E-3 Common Stock are entitled to participate together with the holders of Class A Common Stock, pro rata based on the number of shares held, in the payment of dividends and in the liquidation, dissolution and winding up of the Company, subject to the rights of holders of any outstanding Preferred Stock. In the case of securities and other property that is the subject of a distribution or dividend (except with respect to an acquisition of the Company or its merger with or into another entity) payable to shareholders of Classes E-1, E-2 or E-3 Common Stock shall be held in escrow until the applicable Class E shares are converted into Class A Common Stock. In the case of dividends and other distributions payable in stock of the Company, including distributions pursuant to stock splits or divisions of stock of the Company, only shares of Class A Common Stock shall be distributed with respect to Classes E-1, E-2 and E-3 Common Stock.

Current Conditions to Conversion and Redemption of Class E Common Stock

         At the present time, the Class E Common Stock is subject to the following conditions as set forth in the Company's Certificate of Incorporation:

A. Each share of Class E-1 Common Stock will be automatically converted into one share of Class A Common Stock, if, and only if, any one or more of the following conditions is/are met:

               (i) the Company's net income before provision for income taxes and exclusive of any extraordinary earnings (all as audited and determined by the Company's independent public accountants) (the "Minimum Pretax Income") is at least $8.0 million during any of the fiscal years ending June 30, 1996, 1997, 1998 or 1999; or
               (ii) the Minimum Pretax Income is at least $10.3 million for the fiscal year ending June 30, 2000; or
               (iii) the Bid Price (as defined) of the Company's Class A Common Stock averages in excess of $12.50 per share for 30 consecutive business days during the 18-month period commencing February 22, 1996; or
               (iv) the Bid Price (as defined) of the Company's Class A Common Stock averages in excess of $16.75 per share for 30 consecutive business days during the 18-month period commencing August 22, 1997; or
               (v) the Company is acquired by or merged with or into another entity during either of the periods referred to below and as a result thereof holders of the Class A Common Stock of the Company (after giving consideration to the conversion of the Class E-1 Common Stock) receive per share consideration equal to or greater than: (i) $12.50 during the 18-month period commencing February 22, 1996; or (ii) $16.75 during the 18-month period commencing August 22, 1997;

 B. Each share of Class E-2 Common Stock will be automatically converted into one share of Class A Common Stock, if, and only if, one or more of the following conditions is/are met:

               (i) the Minimum Pretax Income is at least $10.9 million during any of the fiscal years ending June 30, 1996, 1997, 1998 or 1999; or
               (ii) the Minimum Pretax Income is at least $14.0 million during the fiscal year ending June 30, 2000; or
               (iii) the Company is acquired by or merged with or into another entity during either of the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1 Common Stock and Class E-2 Common Stock) equal to or greater than:
                      (i)$18.00 during the 18-month period commencing February 22, 1996; or (ii) $23.00during the 18-month period commencing August 22, 1997.

C. Each share of Class E-3 Common Stock will automatically be converted into one share of Class A Common Stock, if and only if, one or more of the following conditions is/are met:

               (i) the Minimum Pretax Income amounts to at least $28.0 million during any of the fiscal years ending June 30, 1996, 1997, 1998, 1999 or 2000; or
               (ii) the Company is acquired by or merged with or into another entity during the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1, Class E-2 and Class E-3 Common Stock) equal to or greater than: (i) $30.00 during the 18-month period commencing February 22, 1996; or (ii) $40.00 during the 18-month period commencing August 22, 1997.

D. Distributions in the event the Company is acquired or merged with or into another entity will be made as follows:

               (i) if the merger or acquisition proceeds are sufficient to pay the Class A Common Stock outstanding prior to such event up to the applicable Bid Price amount per share set forth in A(v), B(iii) or C(ii), the applicable Class E Common Stock shall participate in the balance remaining up to the applicable Bid Price per share amount;
               (ii) if the proceeds are sufficient to pay the holders of the Class A Common Stock and the applicable Class E Common Stock the full amount set forth in A(v), B(iii) or C(ii), then the applicable Class E Common Stock will be converted into Class A Common Stock and distributions will be made pro rata on all such stock outstanding subsequent to such conversion.

         The shares of Class E Common Stock will be redeemed on September 30, 2000 by the Company for $.0001 per share if such earnings levels or market price targets are not achieved.

         The Minimum Pretax Income amounts set forth above shall be increased proportionately, with certain limitations, in the event additional shares of Common Stock or securities convertible into, exchangeable for or exercisable into Common Stock are issued prior to the applicable dates. The Bid Price amounts set forth above are subject to adjustment in the event of any stock splits, stock dividends, recapitalization or other similar events.

Reasons to Vote in Favor of the Proposed Amendment

The purpose of the amendment is to continue to provide appropriate continuing incentive to the Company's current management to continue to grow the Company's operations and to generate revenue. The Company's 1995 reorganization and the public offering in 1996 resulted in current management holding 8% of the Company's Class A Common Stock and 29% of its Class E Common Stock, all of which Class E shares are contingent in their potential value on management's efforts and ability to cause the Company to meet the stock prices and earnings levels required to convert the classes of Class E Common Stock into Class A Common Stock. The dates for meeting the applicable thresholds for conversion of the various classes of Class E Common Stock were set in August 1995 in negotiations with the Underwriter of the Company's 1996 initial public offering. However, such offering was not completed until the end of February 1996 which was substantially later than anticipated in August 1995. As a result of the working capital shortage experienced because of this delay, the Company fell behind its schedule for implementing the business strategy which formed a basis for the negotiations with the underwriter in August 1995.

         The Company has been a development stage company with its primary activities in basic research and development and license fees from its inception through June 30, 1996. Although the Company has increased production due to product sales in 1997 and anticipates increased revenues in fiscal year 1998 it does not have adequate revenue to sustain its operations. Management believes it is in the best interests of the Company to focus on long-term products and goals, such as the development of its laser optics products. Management believes that the current deadlines for conversion of the Class E-2 and Class E-3 Common Stock will result in an inappropriate emphasis on short term products and performance. Nonetheless, the extension of the dates for conversion of the Class E-2 and Class E-3 Common Stock currently proposed will apply, if approved by the stockholders, only if the respective performance thresholds applicable to Class E-1 and Class E-2 Common Stock, respectively, have been previously satisfied. Thus, management is required to demonstrate successful performance in order to take advantage of the proposed extensions. Because, however, of the uncertainties of the economy, the prototype stage of many of its products and the pace of revenue generation once products are developed and put into commercial production, management anticipates that it may take an additional year of operation beyond the required time frame to reach the performance levels required to convert the Class E-2 Common Stock into Class A Common Stock and an additional one year period beyond the required time frame to enable the conversion of the Class E-3 shares.

         The proposed one-year extensions of time apply only to the Class E-2 and Class E-3 Common Stock. The requirements with respect to stock price levels and revenue attainment for the conversion of Class E-1 Common Stock remain exactly as set forth above under Section "A" of "Current Conditions to Conversion and Redemption of Class E Common Stock." Although the effect of the proposed extensions with respect to Class E-2 and Class E-3 are to give Management more time to operate the Company in order to attempt to attain the stock price and reverse levels for conversion of such stock, there can be no guarantee that Management will be successful in such endeavors or, that despite such efforts, factors beyond the control of Management will not intervene or interfere with such efforts.

         As these time frames are set forth in the Company's Articles of Incorporation, a vote of stockholders, as set forth in this Proxy Statement, is required to amend the Certificate of Incorporation to for conversion of the Class E-2 and Class E-3 Common Stock by one year, respectively, subject to the prior conversion of the Class E-1 Common Stock with respect to the Class E-2 Common Stock and the prior conversion of the Class E-2 Common Stock with respect to the Class E-3 Common Stock.

Changes Occasioned by the Proposed Amendment.

         A. If the proposed amendment, a copy of which is attached hereto as Exhibit A, is approved by the stockholders, conditions with respect to the conversion of the Class E-1 Common Stock will remain as set forth above and the Class E-2 and Class E-3 Common Stock will become subject to the following conditions (CHANGES RESULTING FROM AMENDMENTS ARE SET FORTH IN BOLD):

         B. Each share of Class E-2 Common Stock will be automatically converted into one share of Class A Common Stock, if, and only if, one or more of the following conditions is/are met:

               (i) the Minimum Pretax Income is at least $10.9 million during any of the fiscal years ending June 30, 1997, 1998 or 1999; or
               (II) THE CLASS E-1 COMMON STOCK HAS BEEN PREVIOUSLY CONVERTED INTO CLASS A COMMON STOCK PURSUANT TO PARAGRAPH A ABOVE, AND THE MINIMUM PRETAX INCOME IS AT LEAST $10.9 MILLION DURING ANY OF THE FISCAL YEARS ENDING JUNE 30, 2000; OR
               (iii) the Minimum Pretax Income is at least $14.0 million during the fiscal year ending June 30, 2000; or
               (IV) THE CLASS E-1 COMMON STOCK HAS BEEN PREVIOUSLY CONVERTED INTO CLASS A COMMON STOCK PURSUANT TO PARAGRAPH A ABOVE, AND THE MINIMUM PRETAX INCOME IS AT LEAST $14.0 MILLION DURING THE FISCAL YEAR ENDING JUNE 30, 2001; OR
               (vi) the Company is acquired by or merged with or into another entity during either of the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1 Common Stock and Class E-2 Common Stock) equal to or greater than: (i) $18.00 during the 18-month period commencing February 22, 1996; or (ii) $23.00 during the 18-month period commencing August 22, 1997; or
               (VII) THE CLASS E-1 COMMON STOCK HAS BEEN PREVIOUSLY CONVERTED INTO CLASS A COMMON STOCK PURSUANT TO PARAGRAPH A ABOVE AND THE COMPANY IS ACQUIRED BY OR MERGED WITH OR INTO ANOTHER ENTITY DURING EITHER OF THE PERIODS REFERRED TO BELOW AND AS A RESULT THEREOF HOLDERS OF CLASS A COMMON STOCK OF THE COMPANY RECEIVE PER SHARE CONSIDERATION (AFTER GIVING EFFECT TO THE CONVERSION OF THE CLASS E-1
                      COMMON STOCK AND CLASS E-2 COMMON STOCK) EQUAL TO OR GREATER THAN: (I) $18.00 DURING THE 30-MONTH PERIOD COMMENCING FEBRUARY 22, 1996; OR (II) $23.00 DURING THE 30-MONTH PERIOD COMMENCING AUGUST 22, 1998.

         C. Each share of Class E-3 Common Stock will automatically be converted into one share of Class A Common Stock, if and only if, one or more of the following conditions is/are met:

               (i) the Minimum Pretax Income amounts to at least $28.00 million during any of the fiscal years ending June 30, 1997, 1998, 1999 or 2000; or

               (II) THE CLASS E-2 COMMON STOCK HAS BEEN PREVIOUSLY CONVERTED INTO CLASS A COMMON STOCK PURSUANT TO PARAGRAPH B ABOVE AND THE MINIMUM PRETAX INCOME AMOUNTS TO AT LEAST $28.00 MILLION DURING THE FISCAL YEAR ENDING JUNE 30, 2001; OR
               (iii) the Company is acquired by or merged with or into another entity during the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1, Class E-2 and Class E-3 Common Stock) equal to or greater than: (i) $30.00 during the 18-month period commencing February 22, 1996; or (ii) $40.00 during the 18-month period commencing August 22, 1997; or
               (IV) THE CLASS E-2 COMMON STOCK HAS BEEN PREVIOUSLY CONVERTED INTO CLASS A COMMON STOCK PURSUANT TO PARAGRAPH B ABOVE AND THE COMPANY IS ACQUIRED BY OR MERGED WITH OR INTO ANOTHER ENTITY DURING THE PERIODS REFERRED TO BELOW AND AS A RESULT THEREOF HOLDERS OF CLASS A COMMON STOCK OF THE COMPANY RECEIVE PER SHARE CONSIDERATION (AFTER GIVING EFFECT TO THE CONVERSION OF THE CLASS E-1, CLASS E-2 AND CLASS E-3 COMMON STOCK) EQUAL TO OR GREATER THAN: (I) $30.00 DURING THE 30-MONTH PERIOD COMMENCING FEBRUARY 22, 1996; OR (II) $40.00 DURING THE 30-MONTH PERIOD COMMENCING AUGUST 22, 1998; OR

         The shares of Class E Common Stock will be redeemed on September 30, 2001 by the Company for $.0001 per share if such earnings levels or market price targets are not achieved.

         All other rights and restrictions of the Class E Common Stock shall remain unchanged, if the proposal is ratified by the stockholders. A copy of a form of Amended and Restated Certificate of Designation to be filed with the Delaware Secretary of State if the stockholders approve the Amendment is attached hereto.

         The Minimum Pretax Income amounts set forth above shall be increased proportionately, with certain limitations, in the event additional shares of Common Stock or securities convertible into, exchangeable for or exercisable into Common Stock are issued after completion of this Offering. The Bid Price amounts set forth above are subject to adjustment in the event of any stock splits, stock dividends, recapitalization or other similar events.

Effects of the Proposed Amendment

         As of the Record Date, there were issued and outstanding 1,478,144 , 1,478,144 and 985,422 shares of Class E-1, Class E-2 and Class E-3 Common Stock, respectively. Currently, the Company's directors and executive officers, as a group, effectively control 28%, including 19% which Leslie A. Danziger, President and Chairman of the Board, effectively controls. If the Amendment is not approved and all of the shares of Classes E-1, E-2 and E-3 Common Stock are ultimately redeemed, the Company's current directors and executive officers, as a group, and Ms. Danziger will control only 9% and 4%, respectively, of the Company's outstanding Common Stock which will consist only of Class A Common Stock. Conversion of any of the classes of Class E Common Stock will result in each share of Class A Common Stock then outstanding, representing a lesser percentage interest in the beneficial ownership of the Company's voting securities. Conversely, redemption of any of the classes of Class E Common Stock will result in each share of Class A Common Stock then outstanding, representing a greater percentage interest in the beneficial ownership of the Company's outstanding voting securities.

         The economic effect of the failure to approve the Proposed Amendment and the total redemption of the Classes E-1, E-2 and E-3 Common Stock will be that Management's percentage of equity in the Company will be greater than if the Amendment was approved and all shares of Class E Common Stock were converted, of which there is no assurance. See "Security Ownership of Management and Principal Shareholders," above.

         The Company's Board of Directors approved the proposed Amendment in April 1997. Each of the Company's directors and executive officers has indicated that he or she intends to vote all of his or her shares of Class A Common Stock, representing 9% of the total shares of Class A Common Stock outstanding, and 28% of the Class E Common Stock FOR the Amendment. THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE AMENDMENT.

Executive Compensation

         The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and the other executive officers of the Company or any employee who earned in excess of $100,000 during the last fiscal year (collectively, the "Named Officers").

                                     Summary Compensation Table
=======================================================================================================
                                                                            Long Term
                                                Annual Compensation       Compensation
                                                -------------------       ------------
=======================================================================================================
                                                                          Bundled Stock      Class A
Name and Position              Year             Salary        Bonus        Options (1)     Options (2)
-----------------              ----             ------        -----        -----------     -----------
Leslie Danziger
   Chairman, President        FY 1997      $150,000
                              FY 1996       150,000 (3)
                              FY 1995       150,000 (4)                       90,910
Louis P. Wagman, former
   Executive Vice             FY 1997      $125,365 (5)
   President                  FY 1996       120,000 (6)
                              FY 1995       120,000 (7)       $5,000          58,182
Donald E. Lawson
   Executive Vice             FY 1997      $ 97,500 (8)                                       35,000
   President                  FY 1996        90,000 (9)                                       25,000
                              FY 1995        10,269 (10)

=======================================================================================================

(1) With respect to the Bundles Stock Options, the total amount of shares indicated consists of 20% shares of Class A common stock, 30% shares of Class E-1 common stock, 30% shares of Class E-2 common stock, and 20% shares of Class E-3 common stock.
(2)  Options are for Class A common stock only.
(3) Of this amount, $125,591 was paid, and the remainder has been deferred contingent upon the Company meeting the Class E-1 conversion conditions.
(4) Of this amount, $31,250 was paid, $30,250 has been deferred contingent upon the Company meeting the Class E-1 conversion conditions and the remainder converted into Class E common stock at a $1 per share conversion price.
(5) Of this amount, $5,365 was benefits paid at termination of his employment, June 25, 1997.
(6) Of this amount, $111,410 was paid and the remainder has been deferred contingent upon the Company meeting the Class E-1 conversion conditions.
(7) Of this amount, $87,500 was paid, $32,500 has been deferred contingent upon the Company meeting the Class E-1 conversion conditions and the remainder converted into Class E common stock at a $1 per share conversion price.
(8) Base salary was increased to $120,000 on April 1, 1997. Mr. Lawson is using this increase to purchase Company Class A stock on a quarterly basis.
(9) Of this amount, $65,000 was paid, and the remainder converted into Class E common stock at a $1 per share conversion price.
(10) Of this amount, $2,770 was paid, and the remainder has been deferred contingent upon the Company meeting the Class E-1 conversion conditions. Mr. Lawson was hired in May 1995.

         The following table sets forth information regarding Options granted to the Named Officers during the fiscal year ended June 30, 1997.

                              Option Grants For The
                            Year Ended June 30, 1997

=======================================================================================================
                            Options        % of Total Options
Name                       Granted(1)           Granted            Exercise Price      Expiration Date
-------------------------------------------------------------------------------------------------------
Leslie A. Danziger                0                0                      0                   -
Louis P. Wagman                   0                0                      0                   -
Donald E. Lawson             35,000               23%                   $5.88            July 7, 2006
=======================================================================================================

(1) Each option represented entitles the holder to purchase one share of Class A Common Stock.

         The following table sets forth information regarding options exercised by the Named Officers during the fiscal year June 30, 1997 and the value of options held by the Named Officers at the fiscal year end.

                      Option Exercises And Year End Values

=======================================================================================================
                                                             # of Unexercised          Value of
                                                            Options at FY end,        Unexercised
                               Shares                          Exercisable/           In-The-Money
 Name                        Acquired on       Value          Unexercisable        Options at FY End -
                              Exercise        Realized                                 Class A (3)
-------------------------------------------------------------------------------------------------------
 Leslie A. Danziger (1)           0              $0               126,987/0             $118,486
 Louis P. Wagman    (1)           0              $0                91,091/0             $ 84,992
 Donald E. Lawson   (2)           0              $0           32,000/28,000           $17,500/4,375
=======================================================================================================

(1) With respect to the Bundles Stock Options, the total amount of shares indicated consists of 20% shares of Class A common stock, 30% shares of Class E-1common stock, 30% shares of Class E-2 common stock, and 20% shares of Class E-3 common stock.
(2)  Options represented are to purchase shares of Class A common stock.
(3) Assumes a fiscal year end value of $5.875 per share of Class A common stock. To compute the unrealized value of Class A common stock, the underlying E shares were excluded and 20% of the option exercise price was attributed to the Class A portion of the options. If the E shares were included, the shares held by Ms. Danziger would not be in-the-money at June 30, 1997. Subsequent to year end Mr. Wagman exercised all his stock options for a net gain of $27,720.

Employment Agreements

         Effective November 8, 1995, the Company entered into three-year employment agreements with its senior executive officers, Leslie A. Danziger, Louis P. Wagman and Donald E. Lawson. The agreements provide for base salaries of $150,000, $120,000 and $90,000 for Ms. Danziger, Mr. Wagman and Mr. Lawson, respectively. In the event the Company terminates any of the executive's employment during the term of the agreement without cause, or in the event the executive terminates the agreement for good reason, the executive is entitled to
(i) continue to receive salary until the earlier of obtaining comparable employment with another company or the lapse of two years, with respect to

Ms. Danziger, one year, with respect to Mr. Wagman, and six months, with respect to Mr. Lawson, (ii) continue to receive benefits until the earlier of obtaining comparable employment with another company or the corresponding periods stated in (i) above, (iii) have all unvested stock options become immediately exercisable, and (iv) receive a lump sum payment equal to the average of the annual bonuses paid to the executive during the previous three fiscal years. The Agreement defines "cause" to mean termination due to felony conviction, willful disclosure of confidential information or willful failure to perform the executive's duties. The Agreement defines "good reason" as a material detrimental alteration in the executive's position or responsibilities, a material reduction in compensation, relocation, exclusion from compensation plans or fringe benefits enjoyed by other executives, or a material breach by the Company. The executive officers have agreed not to terminate for good reason as a result of the Company's move to Albuquerque, New Mexico. In addition, if the termination under the foregoing events occurs after a change in control of the Company, the executive shall also receive a lump sum severance payment equal to 2.99 times the executive's annual compensation, including bonuses. The Agreement defines "change in control" as an acquisition of 40% of Company's combined voting power by any party, a change in the majority of the directors over a two-year period (unless supported by the incumbent directors), a reorganization or other business combination resulting in the present stockholders of the Company no longer owning more than 50% of the combined voting power of the Company, a sale of substantially all of the assets of the Company or other similar transactions. The employment agreements reaffirm the executives' agreements pursuant to previously executed confidential information and invention agreements to, among other things, not compete with the Company for a period of two years following termination of employment and to assign any inventions, patents and other proprietary rights to the Company. Any controversies regarding the employment agreements are to be settled by binding arbitration.

         Mr. Wagman and the Company agreed to terminate his employment at the end of fiscal year 1997. Mr. Wagman and his family desired to return to the East Coast where they were originally from to pursue personal plans. Under the terms of the employment agreement Mr. Wagman is entitled to continue to receive salary and benefits until the earlier of obtaining comparable employment with another company or the lapse of one year from the date of his resignation.

                              CERTAIN TRANSACTIONS

         During the period from November 1993 through August 1995, the Company deferred payment of salary to its executive officers due to a shortage of working capital. In November 1995, Leslie A. Danziger, Louis P. Wagman and Donald E. Lawson agreed to convert $300,000, $25,000 and $25,000, respectively, of deferred salary into shares of Class E Common Stock at an average per share conversion price of $1.00 per share. Consequently, Ms. Danziger received 112,500 shares of Class E-1 Common Stock, 112,500 shares of Class E-2 Common Stock and 75,000 shares of Class E-3 Common Stock. Messrs. Wagman and Lawson each received 9,375 shares of Class E-1 Common Stock, 9,375 shares of Class E-2 Common Stock and 6,250 shares of Class E-3 Common Stock. Mr. Wagman also converted a $5,000 bonus into common stock at a conversion price of $1 per share. He received 182 shares of Class A Common Stock, 273 shares of Class E-1 Common Stock, 273 shares of Class E-2 Common Stock and 182 shares of Class E-3 Common Stock. An aggregate of $119,500 of deferred salary is owed to the executive officers at June 30, 1997 and was placed into a contingent liability account to be paid only upon the accomplishment of the milestones for conversion of the Class E-1 common stock into Class A common stock.

         From January to July 1995, the Company privately placed units consisting of a $50,000 promissory note (Unit Notes) and 1,818 Class A shares, 2,727 Class E-1 shares, 2,727 Class E-2 shares and 1,818 Class E-3 shares for a per unit purchase price of $50,000. Family members of Leslie A. Danziger and Louis P. Wagman purchased units in that private offering on the same terms as other investors. In September, October and November 1995, the Company agreed with certain holders of the Unit Notes to convert such notes into shares of Class A and Class E Common Stock at an adjusted per share conversion rate of $5.50 per share. As additional consideration for the debt conversion, the Company issued an aggregate of 214,000 Class A Warrants to all of the Unit Note holders. In connection with the foregoing, family members of Leslie A. Danziger and Louis P. Wagman, each agreed to convert their respective outstanding debt into 19,220, and 18,666 shares of Class A and Class E Common Stock, respectively, and received 21,000 and 17,000 Class A Warrants, respectively. The 19,220 represents 3,844 Class A shares, 5,766 Class E-1 shares, 5,766 Class E-2 shares and 3,844 Class E-3. The 18,666 represents 3,733 Class A shares, 5,600 Class E-1 shares, 5,600 Class E-2 shares and 3,733 Class E-3 shares.

         During the fiscal year ended June 30, 1997 and 1996, David W. Collins and Haydock H. Miller, Jr., a former and present director of the Company, provided legal and consulting services to the Company for which they billed the Company approximately, $92,000 and $58,000 respectively. In addition the company was provided legal and consulting services by several individuals and companies who are shareholders (none of which own more than .05% of common stock) of the Company, for which they billed $81,000 and $144,000 respectively, of which $34,000 was paid for with Class A common stock. The company paid $45,000 to an employee and stockholder for product designs which the Company has subsequently applied for patent protection.

         In June 1996, the Company entered into an agreement with Invention Machine Corporation (IMC) for a benchmarking and prediction analysis of technologies related to LightPath's proprietary process for the manufacturing of GRADIUM glass. Under the terms of the agreement the Company paid IMC a total of $24,000 in cash and upon completion of the project in December 1996, issued 40,000 shares of unregistered Class A common stock with a fair value of $222,511. In June 1997 the Company entered into a joint venture agreement with IMC to create LightChip Inc., to develop and manufacture wavelength division multiplexing (WDM) systems for use by telecommunication carriers, and network system integrators. LightPath will own 51% of LightChip Inc., which had not been funded at June 30, 1997.

         Milton Klein, a Director of the Company, loaned the Company $50,000 in January 1995 in consideration for a three month promissory note bearing interest at an annual rate of 9%. The note was subsequently converted to a Unit Note consisting of a $50,000 promissory note and 1,818 Class A shares, 2,727 Class E-1 shares, 2,727 Class E-2 shares and 1,818 Class E-3 shares as part of the private placement noted above. In September, 1995, Dr. Klein agreed to convert the $50,000 note, receiving 1,926 Class A shares, 2,889 Class E-1 shares, 2,889 Class E-2 shares and 1,926 Class E-3 shares and the Company issued Dr. Klein 16,000 Class A Warrants as part of its debt conversion efforts. Additionally, in November 1995, Dr. Klein converted other indebtedness owed to him by the Company in the total amount of $27,984 into 1,018 Class A shares, 1,527 Class E-1 shares, 1,527 Class E-2 shares and 1,018 Class E-3 shares.

         In connection with the Company's initial public offering, the Company agreed with certain other debt holders to convert outstanding debt into shares of Class A and Class E Common Stock of the Company (in the same proportion as the Recapitalization) at an adjusted per share conversion price per share of $5.50 per share. In connection with the debt conversion on the same terms as other debt holders, the John E. Fetzer Institute, Inc. (a principal stockholder of the Company) converted debt of $2,043,241 into 74,300 shares of Class A Common Stock, 111,450 shares of Class E-1 Common Stock, 111,450 shares of Class E-2 Common Stock and 74,300 shares of Class E-3 Common Stock.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. In addition, ongoing and future transactions with affiliates will be on terms no less favorable than may be obtained from third parties, and any loans to affiliates will be approved by a majority of the disinterested directors.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG Peat Marwick LLP to audit the financial statements of the Company for the fiscal year ended June 30, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

         Any shareholder proposals intended to be presented at the Company's 1998 annual shareholders' meeting must be received by the Company no later than May 18, 1998, to be evaluated by the Board for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business to be considered or acted upon at the annual meeting of shareholders other than that for which notice is provided, but in the event other business is properly presented at the meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

                        1997 ANNUAL REPORT ON FORM 10-KSB

         Copies of the Company's annual report included in the Form 10-KSB for the fiscal year ended June 30, 1997, as filed with the Securities and Exchange Commission have been included in this mailing. Additional copies may be obtained without charge by any shareholder to whom this proxy statement is delivered upon written request to Investor Relations, LightPath Technologies, Inc., 6820 Academy Parkway East N.E., Albuquerque, New Mexico 87109.

                                             By order of the Board of Directors,



                                                              Leslie A. Danziger
                                                             Chairman, President


Albuquerque, New Mexico
September 12, 1996

                                    EXHIBIT A
          SECTIONS 3.E(2) AND (3) OF PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION FORMING PART OF CERTIFICATE OF INCORPORATION

         E.       Conversion.
                  ----------

         (2) Each share of Class E-2 Common Stock will be automatically converted into one share of Class A Common Stock, and the holder thereof will receive a certificate representing the number of shares of Class A Common Stock into which such class was converted, if, and only if, one or more of the following conditions is/are met:

                  (a) the Minimum Pretax Income is at least $10.9 million during any of the fiscal years ending June 30, 1997, 1998 or 1999; or
                  (b) the Class E-1 Common Stock has been previously converted into Class A Common Stock pursuant to paragraph A above, and the Minimum Pretax Income is at least $10.9 million during any of the fiscal years ending June 30, 2000; or
                  (c) the Minimum Pretax Income is at least $14.0 million during the fiscal year ending June 30, 2000; or
                  (d) the Class E-1 Common Stock has been previously converted into Class A Common Stock pursuant to paragraph A above, and the Minimum Pretax Income is at least $14.0 million during the fiscal year ending June 30, 2001; or
                  (e) the Company is acquired by or merged with or into another entity during either of the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1 Common Stock and Class E-2 Common Stock) equal to or greater than: (i) $18.00 during the 18-month period commencing February 22, 1996; or
                           (ii) $23.00 during the 18-month period commencing August 22, 1997; or
                  (f) the Class E-1 Common Stock has been previously converted into Class A Common Stock pursuant to paragraph A above and the Company is acquired by or merged with or into another entity during either of the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1 Common Stock and Class E-2 Common Stock) equal to or greater than: (i) $18.00 during the 30-month period commencing February 22, 1996; or (ii) $23.00 during the 30-month period commencing August 22, 1998.

         (3) Each share of Class E-3 Common Stock will automatically be converted into one share of Class A Common Stock, and the holder thereof will receive a certificate representing the number of shares of Class A Common Stock into which such class was converted, if and only if, one or more of the following conditions is/are met:

                  (a) the Minimum Pretax Income amounts to at least $28.00 million during any of the fiscal years ending June 30, 1997, 1998, 1999 or 2000; or
                  (b) the Class E-2 Common Stock has been previously converted into Class A Common Stock pursuant to paragraph B above and the Minimum Pretax Income amounts to at least $28.00 million during the fiscal year ending June 30, 2001; or
                  (c) the Company is acquired by or merged with or into another entity during the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1, Class E-2 and Class E-3 Common Stock) equal to or greater than: (i) $30.00 during the 18-month period commencing February 22, 1996; or (ii) $40.00 during the 18-month period commencing August 22, 1997; or

                  (d) the Class E-2 Common Stock has been previously converted into Class A Common Stock pursuant to paragraph B above and the Company is acquired by or merged with or into another entity during the periods referred to below and as a result thereof holders of Class A Common Stock of the Company receive per share consideration (after giving effect to the conversion of the Class E-1, Class E-2 and Class E-3 Common Stock) equal to or greater than: (i) $30.00 during the 30-month period commencing February 22, 1996; or
                           (ii) $40.00 during the 30-month period commencing August 22, 1998; or

               The shares of Class E Common Stock will be redeemed on September 30, 2001 by the Company for $.0001 per share if such earnings levels or market price targets are not achieved.

CLASS A and CLASS E PROXY CARD

                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Leslie A. Danziger, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc. (the "Company") to be held on October 13, 1997, at 2:00 p.m., M.S.T. at the Sheraton Uptown Albuquerque, 2600 Louisiana Blvd., NE, Albuquerque, New Mexico, 87110 and any adjournments or postponements thereof, and thereat to vote all shares of Class A and Class E Common Stock which the undersigned would be entitled to cast if personally present at indicated herein:

                  PLEASE MARK YOUR CHOICES IN BLUE OR BLACK INK

(1)  Proposal No. 1, Election of Class III Director:
                                                    Nominees is Dr. Milton Klein

             FOR              WITHHOLD AUTHORITY to vote for the nominee

(2) Proposal No. 2, ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Company for fiscal year ended June 30, 1998.

             FOR                    AGAINST                 ABSTAIN

(3) Proposal No. 3, amend the Amended and Restated Omnibus Incentive Plan to increase the authorized shares of Class A Common Stock for issuance under the plan from 325,000 to 1,825,000 shares.

             FOR                    AGAINST                 ABSTAIN

(4) Proposal No. 4, amend the Certificate of Incorporation to extend the amount of time by which the Company must meet the performance thresholds for holders of the Company's Class E-2 and E-3 Common Stock to convert such shares into Class A Common Stock.

             FOR                    AGAINST                 ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

                   (Please date and sign on the reverse side)

(Continued from other side)

         IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR CLASS III DIRECTOR, "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 1998, "FOR" THE PROPOSAL TO AMEND THE 1992 OMNIBUS INCENTIVE PLAN, AND "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION. THIS PROXY ALSO DELEGATES AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Form 10-KSB of LightPath Technologies, Inc.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                   _____________________________________________
                                                     SIGNATURE

                                   _____________________________________________
                                                     SIGNATURE


                                   Dated;___________________________________1997

                              (When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If stockholder is a corporation please sign in full corporate name by a duly authorized officer or officers. Where stock is issued in the name of two or more persons, all such persons should sign.)

CLASS A PROXY CARD

                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Leslie A. Danziger, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc. (the "Company") to be held on October 13, 1997, at 2:00 p.m., M.S.T. at the Sheraton Uptown Albuquerque, 2600 Louisiana Blvd., NE, Albuquerque, New Mexico, 87110 and any adjournments or postponements thereof, and thereat to vote all shares of Class A Common Stock which the undersigned would be entitled to cast if personally present at indicated herein:

                  PLEASE MARK YOUR CHOICES IN BLUE OR BLACK INK

1. Proposal No. 4, amend the Certificate of Incorporation to extend the amount of time by which the Company must meet the performance thresholds for holders of the Company's Class E-2 and E-3 Common Stock to convert such shares into Class A Common Stock.

             FOR                    AGAINST                 ABSTAIN

2. In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

                   (Please date and sign on the reverse side)

(Continued from other side)

         IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION. THIS PROXY ALSO DELEGATES AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Form 10-KSB of LightPath Technologies, Inc.

                                   PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   _____________________________________________
                                                    SIGNATURE

                                   _____________________________________________
                                                    SIGNATURE


                                   Dated;___________________________________1997
                                   When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If stockholder is a corporation please sign in full corporate name by a duly authorized officer or officers. Where stock is issued in the name of two or more persons, all such persons should sign.)